                                                       Cindy Koehn 415/396-3099
                                                       Investor Relations



FOR IMMEDIATE RELEASE
Tues., April 21, 1998


WELLS FARGO REPORTS INCREASE IN FIRST QUARTER EARNINGS
EARNINGS PER SHARE OF $3.62 VS. $3.40 IN FOURTH QUARTER 1997
CASH EARNINGS PER SHARE OF $4.92 VS. $4.71 IN FOURTH QUARTER 1997

         SAN FRANCISCO -- Wells Fargo & Co. (NYSE:WFC) today reported earnings per share for the quarter of $3.62, compared with $3.40 for the fourth quarter of 1997 and $3.62 for the first quarter of 1997. Return on average assets (ROA) was 1.34 percent and return on average common equity
(ROE) was 10.07 percent for the quarter, compared with 1.23 percent and 9.29 percent, respectively, for the fourth quarter of 1997. In the year-ago period, ROA was 1.31 percent and ROE was 10.02 percent. Cash earnings per share were $4.92 for the first quarter of 1998, compared with $4.71 for the fourth quarter of 1997 and $4.88 for the first quarter of 1997. Cash ROA was
1.98 percent and cash ROE was 37.46 percent for the first quarter of 1998, compared with 1.85 percent and 36.15 percent, respectively, for the fourth quarter of 1997. In the year-ago period, cash ROA was 1.90 percent and cash ROE was 36.67 percent. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible. Management believes that cash earnings are the more relevant measure of financial performance for shareholders because they measure Wells Fargo's ability to support growth, pay dividends and repurchase stock.

         "This is a good beginning to what we believe will be an excellent year for Wells Fargo," said Chairman Paul Hazen. "Most of our core businesses are making progress in acquiring new customers. Revenue growth this quarter is encouraging, and our business groups continue to build momentum for future growth."

         Net income was $315 million for the first quarter of 1998, compared with $298 million for the fourth quarter of 1997 and $339 million for the first quarter of 1997.

         Net interest income on a taxable-equivalent basis was $1.130 billion in the first quarter of 1998, compared with $1.130 billion in the fourth quarter of 1997 and $1.216 billion in the first quarter of 1997. The decrease from a year ago was primarily due to a decline in earning assets. The Company's net interest margin for the first quarter of 1998 was 6.01 percent, compared with 5.94 percent in the fourth quarter of 1997 and 6.14 percent in the first quarter of 1997.

                                       -more-

2/WF Earnings

         Noninterest income (NII) in the first quarter of 1998 was $726 million, compared with $708 million in the fourth quarter of 1997 and $640 million in the first quarter of 1997. The increase from a year ago was primarily due to gains on sales of loans, higher credit card fees and lower losses on dispositions of premises and equipment.

         Noninterest expense (NIE) in the first quarter of 1998 was $1.092 billion, compared with $1.098 billion in the fourth quarter of 1997 and $1.117 billion in the first quarter of 1997.

         The loan loss provision was $180 million for the first quarter of 1998, compared with $195 million for the fourth quarter of 1997 and $105 million for the first quarter of 1997. Net charge-offs in the first quarter of 1998 totaled $178 million, or 1.11 percent of average loans (annualized). In the fourth quarter of 1997, net charge-offs totaled $190 million, or 1.17 percent of average loans (annualized). In the first quarter of 1997, net charge-offs totaled $201 million, or 1.23 percent of average loans (annualized). The largest category of net charge-offs was credit card loans for all periods presented.

          At March 31, 1998, the allowance for loan losses of $1.830 billion equaled 2.84 percent of total loans, compared with 2.78 percent at December 31, 1997 and 2.94 percent at March 31, 1997. Total nonaccrual and restructured loans were $512 million at March 31, 1998, compared with $537 million at December 31, 1997 and $655 million at March 31, 1997. Foreclosed assets were $155 million at March 31, 1998, compared with $158 million at December 31, 1997 and $207 million at March 31, 1997.

         At March 31, 1998, the Company's preliminary risk-based capital ratios were 11.60 percent for total risk-based capital and 7.75 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The leverage ratio at March 31, 1998 was 7.05 percent. The ratio of common equity to total assets at March 31, 1998 was 13.21 percent.

________________

The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the completion of the First Interstate Bancorp integration, customer disintermediation, technology changes and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                        ###
 Founded in 1852, Wells Fargo & Company has operations in Arizona, California,
    Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington.

      VISIT WELLS FARGO ON THE WORLD WIDE WEB AT HTTP://WWW.WELLSFARGO.COM

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA--NEWS RELEASE

---------------------------------------------------------------------------------------------------------------
                                                                                                       % Change
                                                                         Quarter ended      March 31, 1998 from
                                                      --------------------------------      -------------------
                                                    March 31,     Dec. 31,    March 31,     Dec. 31,   March 31,
(in millions)                                           1998         1997         1997         1997        1997
---------------------------------------------------------------------------------------------------------------
FOR THE QUARTER
Net income                                           $   315      $   298     $    339            6%         (7)%
Net income applicable to common stock                    311          294          329            6          (5)

Earnings per common share                            $  3.62      $  3.40     $   3.62            6          --
Diluted earnings per common share                       3.58         3.36         3.58            7          --

Dividends declared per common share                     1.30         1.30         1.30           --          --

Average common shares outstanding                       85.8         86.5         90.8           (1)         (6)
Diluted average common shares outstanding               86.6         87.3         91.9           (1)         (6)

Profitability ratios (annualized)
  Net income to average total assets (ROA)              1.34%        1.23%        1.31%           9           2
  Net income applicable to common stock to
     average common stockholders' equity (ROE)         10.07         9.29        10.02            8          --

Efficiency ratio (1)                                    58.9%        59.9%        60.3%          (2)         (2)

Average loans                                        $65,067      $64,545     $ 65,493            1          (1)
Average assets                                        95,258       96,170      105,430           (1)        (10)
Average core deposits                                 69,858       70,198       77,622           --         (10)

Net interest margin                                     6.01%        5.94%        6.14%           1          (2)

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock                $   423      $   407     $    443            4          (5)
Earnings per common share                               4.92         4.71         4.88            4           1
Diluted earnings per common share                       4.88         4.66         4.83            5           1
ROA                                                     1.98%        1.85%        1.90%           7           4
ROE                                                    37.46        36.15        36.67            4           2
Efficiency ratio                                        51.7         52.5         52.9           (2)         (2)

AT QUARTER END
Investment securities                                $ 8,676      $ 9,888     $ 12,634          (12)        (31)
Loans                                                 64,504       65,734       65,436           (2)         (1)
Allowance for loan losses                              1,830        1,828        1,922           --          (5)
Goodwill                                               6,943        7,031        7,312           (1)         (5)
Assets                                                94,820       97,456      101,863           (3)         (7)
Core deposits                                         72,041       71,397       76,156            1          (5)
Common stockholders' equity                           12,528       12,614       13,170           (1)         (5)
Stockholders' equity                                  12,803       12,889       13,595           (1)         (6)

Capital ratios
  Common stockholders' equity to assets                13.21%       12.94%       12.93%           2           2
  Stockholders' equity to assets                       13.50        13.22        13.35            2           1
  Risk-based capital (3)
     Tier 1 capital                                     7.75         7.61         7.80            2          (1)
     Total capital                                     11.60        11.49        12.05            1          (4)
  Leverage (3)                                          7.05         6.95         6.61            1           7

Book value per common share                          $146.90      $146.41     $ 146.37           --          --

Staff (active, full-time equivalent)                  32,414       33,100       34,486           (2)         (6)

COMMON STOCK PRICE
High                                                 $337.88      $339.44     $ 319.25           --           6
Low                                                   295.00       275.75       271.00            7           9
Quarter end                                           331.25       339.44       284.13           (2)         17
---------------------------------------------------------------------------------------------------------------


  (1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
  (2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $31 million and $944 million, respectively, for the quarter ended March 31, 1998. Goodwill amortization and average balance (which are not tax effected) were $81 million and $6,990 million, respectively, for the quarter ended March 31, 1998.
  (3)  The March 31, 1998 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

---------------------------------------------------------------------------------------------------
                                                                               Quarter
                                                                        ended March 31,
                                                                   -------------------            %
(in millions)                                                        1998         1997       Change
---------------------------------------------------------------------------------------------------
      INTEREST INCOME
      Federal funds sold and securities purchased
(1)     under resale agreements                                    $    6       $    5           20%
(2)   Investment securities                                           145          208          (30)
(3)   Loans                                                         1,512        1,549           (2)
(4)   Other                                                            21           11           91
                                                                   ------       ------
(5)        Total interest income                                    1,684        1,773           (5)
                                                                   ------       ------
      INTEREST EXPENSE
(6)   Deposits                                                        410          422           (3)
      Federal funds purchased and securities sold
(7)     under repurchase agreements                                    40           31           29
(8)   Commercial paper and other short-term borrowings                  7            2          250
(9)   Senior and subordinated debt                                     75           81           (7)
      Guaranteed preferred beneficial interests in
(10)    Company's subordinated debentures                              25           25           --
                                                                   ------       ------
(11)       Total interest expense                                     557          561           (1)
                                                                   ------       ------
(12)  NET INTEREST INCOME                                           1,127        1,212           (7)
(13)  Provision for loan losses                                       180          105           71
                                                                   ------       ------
      Net interest income after
(14)    provision for loan losses                                     947        1,107          (14)
                                                                   ------       ------
      NONINTEREST INCOME
(15)  Fees and commissions                                            255          214           19
(16)  Service charges on deposit accounts                             208          221           (6)
(17)  Trust and investment services income                            114          109            5
(18)  Investment securities gains                                       5            4           25
(19)  Other                                                           144           92           57
                                                                   ------       ------
(20)       Total noninterest income                                   726          640           13
                                                                   ------       ------
      NONINTEREST EXPENSE
(21)  Salaries                                                        305          341          (11)
(22)  Incentive compensation                                           53           41           29
(23)  Employee benefits                                                91           95           (4)
(24)  Equipment                                                        98           94            4
(25)  Net occupancy                                                   101          102           (1)
(26)  Goodwill                                                         81           83           (2)
(27)  Core deposit intangible                                          60           62           (3)
(28)  Operating losses                                                 31           42          (26)
(29)  Other                                                           272          257            6
                                                                   ------       ------
(30)       Total noninterest expense                                1,092        1,117           (2)
                                                                   ------       ------
      INCOME BEFORE INCOME TAX
(31)   EXPENSE                                                        581          630           (8)
(32)  Income tax expense                                              266          291           (9)
                                                                   ------       ------
(33)  NET INCOME                                                   $  315       $  339           (7)%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
      NET INCOME APPLICABLE TO
(34)   COMMON STOCK                                                $  311       $  329           (5)%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
(35)  EARNINGS PER COMMON SHARE                                    $ 3.62       $ 3.62           --%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
(36)  DILUTED EARNINGS PER COMMON SHARE                            $ 3.58       $ 3.58           --%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
      DIVIDENDS DECLARED
(37)   PER COMMON SHARE                                            $ 1.30       $ 1.30           --%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
(38)  Average common shares outstanding                              85.8         90.8           (6)%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
(39)  Diluted average common shares outstanding                      86.6         91.9           (6)%
                                                                   ------       ------         ----
                                                                   ------       ------         ----
---------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                        March 31, 1998 from
                                                                                                        -------------------
                                                                  MAR. 31,     Dec. 31,     Mar. 31,    Dec. 31,    Mar. 31,
(in millions)                                                        1998         1997         1997        1997        1997
---------------------------------------------------------------------------------------------------------------------------

      ASSETS
(1)   Cash and due from banks                                     $ 8,303      $ 8,169     $  8,530           2%         (3)%
      Federal funds sold and securities
(2)     purchased under resale agreements                             111           82          209          35         (47)
(3)   Investment securities at fair value                           8,676        9,888       12,634         (12)        (31)

(4)   Loans                                                        64,504       65,734       65,436          (2)         (1)
(5)   Allowance for loan losses                                     1,830        1,828        1,922          --          (5)
                                                                  -------      -------     --------
(6)       Net loans                                                62,674       63,906       63,514          (2)         (1)
                                                                  -------      -------     --------
(7)   Due from customers on acceptances                                77           98           96         (21)        (20)
(8)   Accrued interest receivable                                     504          507          611          (1)        (18)
(9)   Premises and equipment, net                                   2,081        2,117        2,310          (2)        (10)
(10)  Core deposit intangible                                       1,649        1,709        1,901          (4)        (13)
(11)  Goodwill                                                      6,943        7,031        7,312          (1)         (5)
(12)  Other assets                                                  3,802        3,949        4,746          (4)        (20)
                                                                  -------      -------     --------
(13)      Total assets                                            $94,820      $97,456     $101,863          (3)         (7)%
                                                                  -------      -------     --------        ----        ----
                                                                  -------      -------     --------        ----        ----
      LIABILITIES
(14)  Noninterest-bearing deposits                                $24,421      $23,953     $ 25,337           2%         (4)%
(15)  Interest-bearing deposits                                    47,895       48,246       51,090          (1)         (6)
                                                                  -------      -------     --------
(16)      Total deposits                                           72,316       72,199       76,427          --          (5)
      Federal funds purchased and securities
(17)    sold under repurchase agreements                            1,068        3,576        1,685         (70)        (37)
(18)  Commercial paper and other short-term borrowings                324          249          241          30          34
(19)  Acceptances outstanding                                          77           98           96         (21)        (20)
(20)  Accrued interest payable                                        235          175          242          34          (3)
(21)  Other liabilities                                             2,438        2,403        3,400           1         (28)
(22)  Senior debt                                                   1,751        1,983        1,940         (12)        (10)
(23)  Subordinated debt                                             2,509        2,585        2,938          (3)        (15)
      Guaranteed preferred beneficial interests in
(24)    Company's subordinated debentures                           1,299        1,299        1,299          --          --

      STOCKHOLDERS' EQUITY
(25)  Preferred stock                                                 275          275          425          --         (35)
      Common stock - $5 par value,
        authorized 150,000,000  shares;
        issued and outstanding 85,284,480 shares,
(26)    86,152,779 shares and 89,977,610 shares                       426          431          450          (1)         (5)
(27)  Additional paid-in capital                                    8,431        8,712        9,801          (3)        (14)
(28)  Retained earnings                                             3,615        3,416        2,959           6          22
(29)  Cumulative other comprehensive income (loss)                     56           55          (40)          2          --
                                                                  -------      -------     --------
(30)      Total stockholders' equity                               12,803       12,889       13,595          (1)         (6)
                                                                  -------      -------     --------
(31)      Total liabilities and stockholders' equity              $94,820      $97,456     $101,863          (3)%        (7)%
                                                                  -------      -------     --------        ----        ----
                                                                  -------      -------     --------        ----        ----
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------
                                                                Quarter ended March 31,
                                                                ----------------------
(in millions)                                                        1998         1997
--------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                     $12,889      $14,112
Net income                                                            315          339
Other comprehensive income (loss), net of tax:
  Change in foreign currency translation adjustments                   --            4
  Change in investment securities valuation allowance                   1          (63)
Common stock issued under employee benefit and
  dividend reinvestment plans                                          26           24
Preferred stock redeemed                                               --         (175)
Common stock repurchased                                             (312)        (517)
Preferred stock dividends                                              (4)         (10)
Common stock dividends                                               (112)        (119)
                                                                  -------      -------
BALANCE, END OF QUARTER                                           $12,803      $13,595
                                                                  -------      -------
                                                                  -------      -------
--------------------------------------------------------------------------------------

LOANS

--------------------------------------------------------------------------------------
                                                   MARCH 31,  December 31,    March 31,
(in millions)                                          1998          1997         1997
--------------------------------------------------------------------------------------
Commercial                                          $20,424       $20,144      $19,025
Real estate 1-4 family first mortgage                 8,349         8,869       10,032
Other real estate mortgage                           11,722        12,186       11,497
Real estate construction                              2,383         2,320        2,243
Consumer:
  Real estate 1-4 family junior lien mortgage         5,588         5,865        6,112
  Credit card                                         4,675         5,039        5,232
  Other revolving credit and monthly payment          6,982         7,185        7,984
                                                    -------       -------      -------
     Total consumer                                  17,245        18,089       19,328
Lease financing                                       4,274         4,047        3,152
Foreign                                                 107            79          159
                                                    -------       -------      -------
     Total loans                                    $64,504       $65,734      $65,436
                                                    -------       -------      -------
                                                    -------       -------      -------
--------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

---------------------------------------------------------------------------------------------------
                                                                                      Quarter ended
                                                                -----------------------------------
                                                                MARCH 31,  December 31,    March 31,
(in millions)                                                       1998          1997         1997
---------------------------------------------------------------------------------------------------



BALANCE, BEGINNING OF QUARTER                                     $1,828        $1,823       $2,018

Provision for loan losses                                            180           195          105

Loan charge-offs:
  Commercial                                                         (49)          (71)         (69)
  Real estate 1-4 family first mortgage                               (4)           (4)          (5)
  Other real estate mortgage                                          --            (5)          (8)
  Real estate construction                                            (1)           --           (1)
  Consumer:
     Real estate 1-4 family junior lien mortgage                      (3)           (5)          (6)
     Credit card                                                    (118)         (114)        (115)
     Other revolving credit and monthly payment                      (55)          (51)         (56)
                                                                  ------        ------       ------
       Total consumer                                               (176)         (170)        (177)
  Lease financing                                                    (11)          (12)         (10)
                                                                  ------        ------       ------
          Total loan charge-offs                                    (241)         (262)        (270)
                                                                  ------        ------       ------
Loan recoveries:
  Commercial                                                          19            17           13
  Real estate 1-4 family first mortgage                                3             1            1
  Other real estate mortgage                                           9            11           22
  Real estate construction                                            --             8            1
  Consumer:
     Real estate 1-4 family junior lien mortgage                       2             2            2
     Credit card                                                      11            14           11
     Other revolving credit and monthly payment                       16            16           16
                                                                  ------        ------       ------
       Total consumer                                                 29            32           29
  Lease financing                                                      3             3            3
                                                                  ------        ------       ------
          Total loan recoveries                                       63            72           69
                                                                  ------        ------       ------
              Total net loan charge-offs                            (178)         (190)        (201)
                                                                  ------        ------       ------
BALANCE, END OF QUARTER                                           $1,830        $1,828       $1,922
                                                                  ------        ------       ------
                                                                  ------        ------       ------
Total net loan charge-offs as a percentage
  of average loans (annualized)                                     1.11%         1.17%        1.23%
                                                                  ------        ------       ------
                                                                  ------        ------       ------
Allowance as a percentage of total loans                            2.84%         2.78%        2.94%
                                                                  ------        ------       ------
                                                                  ------        ------       ------
---------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

---------------------------------------------------------------------------------------------------
                                                              MARCH 31,    December 31,    March 31,
(in millions)                                                     1998            1997         1997
---------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                                      $163            $155         $199
  Real estate 1-4 family first mortgage                             89             104           97
  Other real estate mortgage                                       208             228          306
  Real estate construction                                          28              23           24
  Consumer:
    Real estate 1-4 family junior lien mortgage                     12              17           16
    Other revolving credit and monthly payment                       3               1            1
  Lease financing                                                   --              --            2
                                                                  ----            ----         ----
      Total nonaccrual loans                                       503             528          645
Restructured loans                                                   9               9           10
                                                                  ----            ----         ----
Nonaccrual and restructured loans                                  512             537          655
As a percentage of total loans                                      .8%             .8%         1.0%


Foreclosed assets                                                  155             158          207
Real estate investments (1)                                          4               4            5
                                                                  ----            ----         ----
Total nonaccrual and restructured loans
  and other assets                                                $671            $699         $867
                                                                  ----            ----         ----
                                                                  ----            ----         ----
---------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $162 million, $172 million and $158 million at March 31, 1998, December 31, 1997 and March 31, 1997, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

---------------------------------------------------------------------------------------------------
                                                                               Quarter
                                                                        ended March 31,
                                                                     -----------------            %
(in millions)                                                        1998         1997       Change
---------------------------------------------------------------------------------------------------
Fees and commissions:
  Credit card membership and other credit card fees                  $ 66         $ 45           47%
  ATM network fees                                                     44           39           13
  Charges and fees on loans                                            41           31           32
  Debit and credit card merchant fees                                  21           22           (5)
  Mutual fund and annuity sales fees                                   21           16           31
  All other                                                            62           61            2
                                                                     ----         ----
    Total fees and commissions                                        255          214           19
Service charges on deposit accounts                                   208          221           (6)
Trust and investment services income:
  Asset management and custody fees                                    63           61            3
  Mutual fund management fees                                          45           40           13
  All other                                                             6            8          (25)
                                                                     ----         ----
    Total trust and investment services income                        114          109            5
Investment securities gains                                             5            4           25
Income from equity investments accounted for by the:
  Cost method                                                          50           51           (2)
  Equity method                                                        15           16           (6)
Check printing charges                                                 18           17            6
Gains on sales of loans                                                36            6          500
Gains (losses) from dispositions of operations                         (3)           7           --
Losses on dispositions of premises and equipment                       (9)         (30)         (70)
All other                                                              37           25           48
                                                                     ----         ----
    Total                                                            $726         $640           13%
                                                                     ----         ----          ---
                                                                     ----         ----          ---
---------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE

---------------------------------------------------------------------------------------------------
                                                                               Quarter
                                                                        ended March 31,
                                                                     -----------------            %
(in millions)                                                        1998         1997       Change
---------------------------------------------------------------------------------------------------

Salaries                                                           $  305       $  341          (11)%
Incentive compensation                                                 53           41           29
Employee benefits                                                      91           95           (4)
Equipment                                                              98           94            4
Net occupancy                                                         101          102           (1)
Goodwill                                                               81           83           (2)
Core deposit intangible:
  Nonqualifying (1)                                                    52           54           (4)
  Qualifying                                                            8            8           --
Operating losses                                                       31           42          (26)
Contract services                                                      65           56           16
Telecommunications                                                     31           38          (18)
Security                                                               22           22           --
Postage                                                                19           23          (17)
Outside professional services                                          20           15           33
Advertising and promotion                                              21           13           62
Stationery and supplies                                                14           21          (33)
Travel and entertainment                                               16           14           14
Check printing                                                         12           15          (20)
Outside data processing                                                13           13           --
Foreclosed assets                                                       5           (9)          --
All other                                                              34           36           (6)
                                                                   ------       ------
     Total                                                         $1,092       $1,117           (2)%
                                                                   ------       ------          ---
                                                                   ------       ------          ---
---------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Quarter ended March 31,
                                                               -----------------------------------------------------------------
                                                                                            1998                            1997
                                                               ---------------------------------     ---------------------------
                                                                                        INTEREST                        Interest
                                                                AVERAGE       YIELDS/     INCOME/    Average   Yields/    Income/
(in millions)                                                   BALANCE        RATES     EXPENSE     Balance    Rates    Expense
--------------------------------------------------------------------------------------------------------------------------------

   EARNING ASSETS
   Federal funds sold and securities purchased
(1)   under resale agreements                                  $    428         5.69%     $    6      $  374     5.43%    $    5
   Investment securities at fair value (2):
(2)   U.S. Treasury securities                                    2,466         6.08          37       2,916     6.04         43
      Securities of U.S. government agencies
(3)     and corporations                                          3,991         6.61          65       6,703     6.41        107
(4)   Private collateralized mortgage obligations                 2,180         6.71          37       3,134     6.57         52
(5)   Other securities                                              487         7.36           8         368     6.35          6
                                                                -------                   ------     -------              ------
(6)     Total investment securities at fair value                 9,124         6.53         147      13,121     6.36        208
   Loans:
(7)  Commercial                                                  20,019         9.13         451      18,406     8.98        409
(8)  Real estate 1-4 family first mortgage                        8,668         7.50         162      10,236     7.41        189
(9)  Other real estate mortgage                                  12,138         9.19         275      11,550    10.89        310
(10) Real estate construction                                     2,339         9.66          56       2,299     9.75         55
     Consumer:
(11)  Real estate 1-4 family junior lien mortgage                 5,720         9.53         135       6,170     9.30        142
(12)  Credit card                                                 4,835        14.98         181       5,330    14.07        188
(13)  Other revolving credit and monthly payment                  7,078         9.15         160       8,271     9.27        189
                                                                -------                   ------     -------              ------
(14)    Total consumer                                           17,633        10.87         476      19,771    10.57        519
(15)  Lease financing                                             4,165         8.73          91       3,079     8.84         68
(16)  Foreign                                                       105         8.33           2         152     7.34          3
                                                                -------                   ------     -------              ------
(17)      Total loans                                            65,067         9.39       1,513      65,493     9.57      1,553
(18)Other                                                         1,148         7.46          21         706     6.25         11
                                                                -------                   ------     -------              ------
                Total earning assets                           $ 75,767         8.99       1,687     $79,694     8.99      1,777
                                                                -------                   ------     -------              ------
                                                                -------                              -------

   FUNDING SOURCES
   Deposits:
(19)  Interest-bearing checking                                $  1,725         1.47           6    $  1,913     1.14          5
(20)  Market rate and other savings                              30,476         2.68         202      34,103     2.55        214
(21)  Savings certificates                                       15,182         5.16         193      15,518     5.05        193
(22)  Other time deposits                                           281         4.90           3         180     3.94          2
(23)  Deposits in foreign offices                                   379         5.22           5         559     5.13          7
                                                                -------                   ------     -------              ------
(24)      Total interest-bearing deposits                        48,043         3.46         409      52,273     3.27        421
    Federal funds purchased and securities sold
(25)  under repurchase agreements                                 2,984         5.45          40       2,425     5.18         31
(26)Commercial paper and other short-term borrowings                460         5.97           7         230     5.07          2
(27)Senior debt                                                   1,912         6.31          30       2,001     6.19         31
(28)Subordinated debt                                             2,578         7.10          46       2,939     6.92         51
    Guaranteed preferred beneficial interests in Company's
(29)  subordinated debentures                                     1,299         7.80          25       1,251     7.85         25
                                                                -------                   ------     -------              ------
(30)      Total interest-bearing liabilities                     57,276         3.94         557      61,119     3.72        561
(31)Portion of noninterest-bearing funding sources               18,491           --          --      18,575       --         --
                                                                -------                   ------     -------              ------
(32)            Total funding sources                          $ 75,767         2.98         557   $  79,694     2.85        561
                                                                -------                   ------     -------              ------
                                                                -------                              -------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(33)  A TAXABLE-EQUIVALENT BASIS (3)                                            6.01%     $1,130                 6.14%    $1,216
                                                                                ----      ------                 ----     ------
                                                                                ----      ------                 ----     ------


     NONINTEREST-EARNING ASSETS
(34) Cash and due from banks                                   $  6,808                            $  9,956
(35) Goodwill                                                     6,990                               7,306
(36) Other                                                        5,693                               8,474
                                                               --------                            --------
                Total noninterest-earning assets               $ 19,491                            $ 25,736
                                                               --------                            --------
                                                               --------                            --------
     NONINTEREST-BEARING FUNDING SOURCES
(37) Deposits                                                  $ 22,475                            $ 26,088
(38) Other liabilities                                            2,724                               4,370
(39) Preferred stockholders' equity                                 275                                 548
(40) Common stockholders' equity                                 12,508                              13,305
     Noninterest-bearing funding sources used to
(41)  fund earning assets                                       (18,491)                            (18,575)
                                                               --------                            --------
(42)            Net noninterest-bearing funding sources        $ 19,491                            $ 25,736
                                                               --------                            --------
(43) TOTAL ASSETS                                              $ 95,258                            $105,430
                                                               --------                            --------
                                                               --------                            --------
-----------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.50% and 8.27% for the quarters ended March 31, 1998 and 1997, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.66% and 5.57% for the same quarters, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $9,022 million and $13,116 million for the quarters ended March 31, 1998 and 1997, respectively.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for both quarters presented.